INVESTMENT MANAGEMENT SERVICES AGREEMENT

                  The Agreement made this 17th day of December, 1991, by and between the COLLEGE RETIREMENT EQUITIES FUND ("CREF"), a New York nonprofit membership corporation, and TIAA-CREF INVESTMENT MANAGEMENT, INC. ("Management"), a Delaware nonprofit corporation;
                                   WITNESSETH:
                  WHEREAS, CREF is a nonprofit corporation which issues variable annuity certificates (the "Certificates") designed for use under retirement and tax-deferred annuity plans adopted by nonproprietary and nonprofit education or research institutions that are tax exempt or which are publicly supported; and
                  WHEREAS, CREF is registered as an open-end management investment company under the Investment Company Act of 1940 ("1940 Act"), and currently consists of four investment portfolios (the "Accounts"): the Stock Account, the Money Market Account, the Bond Market Account, and the Social Choice Account, and may consist of additional investment portfolios in the future; and
                  WHEREAS, Management is registered as an investment adviser under the Investment Advisers Act of 1940 ("Advisers Act");
                  NOW, THEREFORE, in consideration of the mutual covenants herein contained, it is agreed as follows:

                  1.       INVESTMENT MANAGEMENT SERVICES
                  Management shall furnish investment research and advice to CREF and shall manage the investment and reinvestment of the assets of the Accounts currently offered by CREF, the assets of

Accounts added to CREF in the future, if any, and participate in all matters incidental thereto, all subject to the supervision, direction and control of the Board of Trustees of CREF ("Trustees") and the Finance Committee thereof. Hereinafter, the terms "Trustees" shall be deemed to refer to the Trustees or any committees established by the Trustees and designated thereby for the purpose or activities described. Pursuant to this Agreement, Management is authorized to act on behalf of CREF and enter into arrangements in connection with the management of CREF's assets.

                  2. LIMITATIONS ON INVESTMENT MANAGEMENT SERVICES Management shall perform the services under this Agreement subject to the supervision and review of the Trustees and in a manner consistent with the following: (a) the objectives, policies, and restrictions of each Account as stated in CREF's then current Registration Statements; (b) the provisions of the 1940 Act; (c) state insurance and securities laws, as applicable; and
(d) the provisions of the Charter,  Constitution, and By-Laws of CREF.

                  3. DUTIES OF INVESTMENT MANAGER In carrying out its obligations to manage the investment and reinvestment of the assets of CREF, Management shall, as appropriate and consistent with the limitations set forth in Paragraph 2 hereof:
                  (a) provide research, make recommendations, and place orders for the purchase and sale of securities; and

                  (b) provide portfolio accounting, custodial, and related services for the Accounts.

                  4.       REPORT TO THE TRUSTEES
                  Management shall furnish to the Trustees at least once every quarter a statement of all purchases and sales for the Accounts made during the period since the last report.

                  5.       RECORDS
                  Management agrees to preserve for the period prescribed by the 1940 Act, the Advisers Act, and the rules and regulations thereunder, all records Management maintains for CREF. Management agrees that all such records shall be the property of CREF and shall be made available promptly to CREF's accountants or auditors during regular business hours at Management's offices upon prior written notice. In the event of termination of this Agreement for any reason, all such records shall be returned promptly to CREF, free from any claim or retention of rights by Management. In addition, Management will provide any materials, reasonably related to the investment management services provided hereunder, as may be reasonably requested in writing by CREF or as may be required by any governmental agency having jurisdiction.

                  6.       EXPENSES
                  Management shall be responsible for all expenses in connection with furnishing investment management services to CREF, including, but not limited to, investment advisory, portfolio accounting, custodial, and related services.

                  7.       REIMBURSEMENT
                  For the services to be rendered and the expenses assumed by Management as provided herein, CREF shall reimburse Management for the cost of such services and the amount of such expenses through daily payments (as described below) based on an annual rate agreed upon from time to time between CREF and Management reflecting estimates of the cost of such services and expenses with the objective of keeping the payments as close as possible to actual expenses. As soon as is practicable after the end of such quarter (usually within 30 days), the amount necessary to correct any differences between the payments and the expenses actually incurred will be determined. This amount will be paid by or credited to Management, as the case may be, in equal daily installments over the remaining days in the quarter.
                  For the services rendered and expenses incurred by Management as provided herein, the amount currently payable from the net assets of each Account each Valuation Day for each Calendar Day of the Valuation Period ending on that Valuation Day will be as follows:
         Stock Account:
                  .0003562% (corresponding to an annual rate of 0.13% of its average daily net assets)
         Money Market Account:
                  .0002192% (corresponding to an annual rate of 0.08% of its average daily net assets)

         Bond Market Account:
                  .0002740% (corresponding to an annual rate of 0.10% of its average daily net assets)
         Social Choice Account:
                  .0003836% (corresponding to an annual rate of 0.14% of its average daily net assets) For purposes of this Agreement, "Valuation Day,"
"Calendar Day," and "Valuation Period" shall each be defined as specified in CREF's current Registration Statements.

                  8.       PORTFOLIO TRANSACTIONS AND BROKERAGE
                  Management is responsible for decisions to buy and sell securities for the Accounts as well as for selecting brokers and dealers and, where applicable, negotiating the amount of the commission rate paid. Management shall place brokerage orders with the objective of obtaining the best price, execution and available data. When purchasing or selling securities traded on the over-the-counter market, Management generally shall execute the transaction with a broker or dealer engaged in making a market for such securities. When Management deems the purchase or sale of a security to be in the best interest of more than one Account, it may, consistent with its fiduciary obligations, aggregate the securities to be sold or purchased. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by Management in an equitable manner.

                  In negotiating commissions, consideration shall be given by Management to the use and value of research and statistical data and to the quality of execution provided. The valuation of such data may be judged with reference to a particular order or, alternatively, may be judged in terms of its value to the overall management of the Accounts.
                  Management shall place orders with brokers providing useful research and statistical data services if reasonable commissions can be negotiated for the total services furnished, even though lower commissions may be available from brokers not providing such services. Management shall establish guidelines for the placing of orders with brokers providing such services. Research or services obtained by one Account may be used by Management in managing other Accounts. In such circumstances, the expenses incurred will be allocated by Management in an equitable manner consistent with its fiduciary obligations to the other Accounts.

                  9.       ACTIVITIES OF MANAGEMENT
                  Management and any affiliates of Management may engage in any other business or act as investment manager of or investment adviser to any other person, even though Management, any affiliate of Management, or any such other person has or may have investment policies similar to those for the Accounts, so long as Management's services under this Agreement are not impaired. It is understood that trustees, officers, agents and members of CREF are or may become interested in Management, as trustees, officers, agents, members, or otherwise, and that trustees, officers, agents, and members of Management are or may become similarly interested in CREF; and that the existence of any such dual interest shall not affect the validity hereof or any transaction hereunder except as otherwise provided in the Charter, Constitution, or By-Laws of CREF and Management, respectively, or by specific provisions of applicable law.
                  It is agreed that Management or its affiliates may use any investment research obtained for the benefit of CREF in providing investment advice to any other investment management clients or investment advisory accounts or for use in managing its own accounts. Conversely, such supplemental information obtained by the placement of business for Management or entities managed or advised by Management may be considered by and may be useful to Management in carrying out its obligations to CREF.
                  Nothing herein contained shall prevent Management or any affiliate of Management from buying or selling, or from recommending or directing any other person to buy or sell, at any time, securities of the same kind or class recommended by Management to be purchased or sold for CREF. When Management deems the purchase or sale of a security to be in the best interests of CREF as well as other clients or accounts, it may, to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for CREF with those to be sold or purchased for other clients or accounts in order to obtain favorable execution and low brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by Management in the manner it considers to be most equitable and consistent with its fiduciary obligations to CREF and to such other clients and accounts. CREF recognizes that in some cases this procedure may adversely affect the size of the position obtainable for it.

                  10.      LIMITATION OF LIABILITY
                  Management shall not be liable for any error of judgment or mistake of law, or for any loss suffered by CREF in connection with the matters to which this Agreement relates, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of Management in the performance of its obligations and duties or by reason of its reckless disregard of its obligations and duties under this Agreement.
                  CREF shall not be liable for any error of judgment or mistake of law, or for any loss suffered by Management in connection with the matters to which this Agreement relates, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of CREF in the performance of its obligations and duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

                  11. EFFECTIVE DATE AND TERM This Agreement shall not become effective unless and until it is approved by the Trustees, including a majority of Trustees who are not parties to this Agreement or "interested persons" (as that term is defined in the Investment Company Act of 1940) of any such party to this Agreement. This Agreement shall come in full force and effect on a date mutually agreed upon by the parties, but in no event earlier than the date all regulatory approvals necessary for the externalization of CREF's investment management services have been obtained.
                  As to each Account, the Agreement shall continue in effect indefinitely, unless otherwise terminated pursuant to the provisions below.
                  As to each Account, this Agreement may be terminated: (a) by the Trustees, without the payment of any penalty, upon 60 days' written notice to Management; (b) by the Trustees, without the payment of any penalty, if the Agreement is assigned by Management without the written consent of CREF;
                  (c) by Management, without the payment of any penalty, upon 60 days' written notice to the Trustees; and (d) at any time, upon the mutual consent of the parties thereto. This Agreement may be amended, changed, waived, or discharged as mutually agreed upon in writing by the parties from time to time; provided, however, that any amendment of this Agreement shall not be effective until approved by a majority of the Trustees, including a majority of Trustees who are not certain parties to this Agreement or "interested persons" (as that term is defined in the Investment Company Act of 1940) of any such party to this Agreement.

                  12.      NATURE OF AGREEMENT
                  It is intended by the parties to this Agreement that, because all services to be performed by Management for CREF and its Accounts pursuant hereto will be provided at cost, Management not be considered an "investment adviser of an investment company" within the meaning of Section 2(a)(20) of the 1940 Act (pursuant to subparagraph (B)(iii) of that section) with respect to CREF and, accordingly, that this Agreement not be considered an investment advisory contract subject to the requirements of Section 15 of the 1940 Act.

                  13.      APPLICABLE LAW
                  This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of New York.

                  14.      COUNTERPARTS
                  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which shall be deemed one instrument.

                  15.      NOTICES
                  All notices and other communications provided for hereunder shall be in writing and shall be delivered by hand or mailed first class, postage prepaid, addressed as follows:

                           (a)      If to CREF -

                                    College Retirement Equities Fund
                                    730 Third Avenue
                                    New York, New York 10017
                                    Attention: Clifton R. Wharton, Jr.

                           (b)      If to Management -

                                    TIAA-CREf Investment Management, Inc.
                                    730 Third Avenue
                                    New York, New York 10017
                                    Attention: James S. Martin
or to such other address as CREF or Management shall designate by written notice to the other.

                  16.      MISCELLANEOUS
                  The captions in this Agreement are included for convenience or reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.
                  IN WITNESS WHEREOF, CREF and Management have caused this Agreement to be executed in their names and on their behalf and under their trust and corporate seals by and through their duly authorized officers on the day and year first above written.

                                        COLLEGE RETIREMENT EQUITIES FUND

(seal)
Attest:

______________________                  By:_____________________________
Title:                                           Title:

                                        TIAA-CREF INVESTMENT MANAGEMENT, INC.

(seal)
Attest:

______________________                  By:______________________________
Title:                                           Title:

                                    ADDENDUM

                  Pursuant to Paragraph 11 of the Investment Management Services Agreement (the "Agreement") by and between TIAA-CREF Investment Management, Inc. and the College Retirement Equities Fund, dated December 17, 1991, the parties to the Agreement mutually agree that the Agreement shall come into full force and effect on January 1, 1992.

                  IN WITNESS WHEREOF, the College Retirement Equities Fund and TIAA-CREF Investment Management, Inc. have caused this Addendum to the Agreement to be executed in their names and on their behalf and under their trust and corporate seals by and through their duly authorized officers on the day and year first above written.

                                          COLLEGE RETIREMENT EQUITIES FUND

(seal)

Attest:

_______________________                   By:______________________________
Title:                                             Title:

                                          TIAA-CREF INVESTMENT MANAGEMENT, INC.

(seal)

Attest:

______________________                    By:_______________________________
Title:                                             Title:

                     AMENDMENT TO THE INVESTMENT MANAGEMENT
                               SERVICES AGREEMENT

         Pursuant to Paragraph 11 of the Investment Management Services Agreement (the "Agreement") by and between TIAA-CREF Investment Management,Inc. ("Management") and the College Retirement Equities Fund ("CREF"), dated December 17, 1991, and pursuant to resolution of the majority of Trustees of CREF, including a majority of Trustees who are not certain parties to the Agreement or "interested persons" (as that term is defined in the Investment Company Act of 1940) of any such party to the Agreement, the parties to the Agreement mutually agree that the Agreement shall be amended as set forth below, effective concurrent with the effectiveness of the post-effective amendment which is the 1992 annual update to the Registration Statement for CREF's variable annuity certificates, except as otherwise noted below:

         1. The second "Whereas" clause is amended to read as follows:

         WHEREAS, CREF is registered as an open-end management investment company under the Investment Company Act of 1940 ("1940 Act"), and currently consists of five investment portfolios (the "Accounts"): the Stock Account, the Money Market Account, the Bond Market Account, the Social Choice Account, and the Global Equities Account, and may consist of additional investment portfolio in the future; and

         2. Paragraph 7 of the Agreement is amended to read as follows:

         7.       REIMBURSEMENT

         For the services to be rendered and the expenses assumed by Management as provided herein, CREF shall reimburse Management for the cost of such services and the amount of such expenses through daily payments (as described below) based on an annual rate agreed upon from time to time between CREF and Management reflecting estimates of the cost of such services and expenses with the objective of keeping the payments as close as possible to actual expenses. As soon as is practicable after the end of such quarter (usually within 30 days), the amount necessary to correct any differences between the payments and the expenses actually incurred will be determined. This amount will be paid by or credited to Management, as the case may be, in equal daily installments over the remaining days in the quarter.

         For the services rendered and expenses incurred by Management as provided herein, the amount currently payable from the net assets of each Account (and, for the Global Equities Account, the amount payable effective upon the introduction of such Account, currently contemplated for April 1, 1992) each Valuation Day for each Calendar Day of the Valuation Period ending on that Valuation Day will be as follows:

         Stock Account:
                  .0003014% (corresponding to an annual rate of 0.11% of its average daily net assets)

         Money Market Account:
                  .0001644% (corresponding to an annual rate of 0.06% of its average daily net assets)

         Bond Market Account:
                  .0002192% (corresponding to an annual rate of 0.08% of its average daily net assets)

         Social Choice Account:
                  .0003288% (corresponding to an annual rate of 0.12% of its average daily net assets)

         Global Equities Account:
                  .0006849% (corresponding to an annual rate of 0.25% of its average daily new assets).

         For purposes of this Agreement, "Valuation Day," "Calendar Day," and "Valuation Period" shall be defined as specified in CREF's current Registration Statements.

         IN WITNESS WHEREOF, CREF and Management have caused this Agreement to be executed in their names and on their behalf and under their trust and corporate seals by and through their duly authorized officers effective as provided above.

                                          COLLEGE RETIREMENT EQUITIES FUND

(seal)
Attest:

_______________________                   By:______________________________
                                          Title:

                                          TIAA-CREF INVESTMENT MANAGEMENT, INC.

(seal)
Attest:

______________________                    By:_______________________________
                                          Title:

                     AMENDMENT TO THE INVESTMENT MANAGEMENT
                               SERVICES AGREEMENT

                  Pursuant to Paragraph 11 of the Investment Management Services Agreement (the "Agreement") by and between TIAA-CREF Investment Management, Inc. ("Management") and the College Retirement Equities Fund ("CREF"), dated December 17, 1991, as thereafter amended, and pursuant to resolution of a majority of the Trustees of CREF, including a majority of Trustees who are not certain parties to the Agreement or "interested persons" (as that term is defined in the Investment Company Act of 1940) of any such party to the Agreement, the parties to the Agreement mutually agree that the Agreement shall be amended as set forth below, effective, except as otherwise noted below, concurrent with the effectiveness of the post-effective amendment which is the 1994 annual update to certificates:

                  1. The second "Whereas" clause is amended to read as follows:

                  WHEREAS, CREF is registered as an open-end management investment company under the Investment Company Act of 1940 ("1940 Act"), and currently consists of eight investment portfolios (the "Accounts"): the Stock Account, the Money Market Account, the Bond Market Account, the Social Choice Account, the Global Equities Account, the Equity Index Account, the Growth Account, and may consist of additional investment portfolios in the future; and

                  2. Paragraph 7 of the Agreement is amended to read as follows:

                  7.       Reimbursement

                  For the services to be rendered and the expenses assumed by Management as provided herein, CREF shall reimburse Management for the cost of such services and the amount of such expenses through daily payments (as described below) based on an annual rate agreed upon from time to time between CREF and Management reflecting estimates of the cost of such services and expenses with the objective of keeping the payments as close as possible to actual expenses. As soon as is practicable after the end of each quarter (usually within 30 days), the amount necessary to correct any differences between the payments and the expenses actually incurred will be determined. This amount will be paid by or credited to Management, as the case may be, in equal daily installments over the remaining days in the quarter.

                  For the services rendered and expenses incurred by Management as provided herein, the amount currently payable from the net assets of each Account (and for the Equity Index Account and the Growth Account, the amount payable effective upon the introduction of such Accounts, currently contemplated for April 1, 1994) each Valuation Day for each Calendar Day of the Valuation Period ending on that Valuation Day will be as follows:

                  Stock Account:

                           0.0002740% (corresponding to an annual rate of 0.10% of its average daily net assets)

                  Money Market Account:

                           0.0001370% (corresponding to an annual rate of 0.05% of its average daily net assets)

                  Bond Market Account:

                           0.0001644% (corresponding to an annual rate of 0.06% of its average daily net assets)

                  Social Choice Account:

                           0.0002466% (corresponding to an annual rate of 0.09% of its average daily net assets)

                  Global Equities Account:

                           0.0005479% (corresponding to an annual rate of 0.20% of its average daily net assets)

                  Equity Index Account:

                           0.0002192% (corresponding to an annual rate of 0.08% of its average daily net assets)

                  Growth Account:

                           0.0004932% (corresponding to an annual rate of 0.18% of its average daily net assets)

                  For purposes of this Agreement, "Valuation Day," "Calendar Day," and "Valuation Period" shall be defined as specified in CREF's current Registration Statement.

                  IN WITNESS WHEREOF, CREF and Management have caused this Agreement to be executed in their names and on their behalf and under their trust and corporate seals as of this 15th day of March, 1994 by and through their duly authorized officers.

                                                COLLEGE RETIREMENT EQUITIES FUND

(seal)

ATTEST:

________________________            By: ______________________________
Senior Vice President                   Title: Chairman

                                        TIAA-CREF INVESTMENT MANAGEMENT, INC.

(seal)
ATTEST:

_______________________             By: ______________________________
Assistant Secretary                     Title: President

                     AMENDMENT TO THE INVESTMENT MANAGEMENT
                               SERVICES AGREEMENT

                  Pursuant to Paragraph 11 of the Investment Management Services Agreement (the "Agreement") by and between TIAA-CREF Investment Management, Inc. ("Management") and the College Retirement Equities Fund ("CREF"), dated December 17, 1991, as amended, and pursuant to resolution of the majority of Trustees of CREF, including a majority of Trustees who are not certain parties to the Agreement or "interested persons" (as that term is defined in the Investment Company Act of 1940) of any such party to the Agreement, the parties to the Agreement mutually agree that the Agreement shall be amended as set forth below, effective as of the 16th day of November, 1994.

                  Paragraph 4 of the Agreement is amended to read as follows:

                  "4.      INFORMATION TO BE PROVIDED TO THE TRUSTEES

                           Management shall furnish to the Trustees any reports, statements or other information which the Trustees may from time to time reasonably request."

                  IN WITNESS WHEREOF, CREF and Management have caused this Agreement to be executed in their names and on their behalf and under their trust and corporate seals by and through their duly authorized officers effective as provided above.

(seal)                                       COLLEGE RETIREMENT EQUITIES FUND
Attest:

_________________________                    By:_____________________________
Assistant Secretary                             Title: Chairman

(seal)                                       TIAA-CREF INVESTMENT MANAGEMENT,
Attest:                                      INC.

_________________________                    By:_____________________________
Assistant Secretary                          Title: President

                     AMENDMENT TO THE INVESTMENT MANAGEMENT
                               SERVICES AGREEMENT

                  Pursuant to Paragraph 11 of the Investment Management Services Agreement (the "Agreement") by and between TIAA-CREF Investment Management, Inc. ("Management") and the College Retirement Equities Fund ("CREF"), dated December 17, 1991, as thereafter amended, and pursuant to resolution of the majority of Trustees of CREF, including a majority of Trustees who are not certain parties to the Agreement or "interested persons" (as that term is defined in the Investment Company Act of 1940) of any such party to the Agreement, the parties to the Agreement mutually agree that the Agreement shall be amended as set forth below, effective, except as otherwise noted below, concurrent with the effectiveness of the post-effective amendment which is the 1995 annual update to the Registration Statement for CREF~s variable annuity certificates:

                  1. Paragraph 7 of the Agreement is amended to read as follows:

                  7. REIMBURSEMENT

                  For the services to be rendered and the expenses assumed by Management as provided herein, CREF shall reimburse Management for the cost of such services and the amount of such expenses through daily payments (as described below) based on an annual rate agreed upon from time to time between CREF and Management reflecting estimates of the cost of such services and expenses with the objective of keeping the payments as close as possible to actual expenses. As soon as is practicable after the end of each quarter (usually within 30 days), the amount necessary to correct any differences between the payments and the expenses actually incurred will be determined. This amount will be paid by or credited to Management, as the case may be, in equal daily installments over the remaining days in the quarter.

                  For the services rendered and expenses incurred by Management as provided herein, the amount currently payable from the net assets of each Account each Valuation Day for each Calendar Day of the Valuation Period ending on that Valuation Day will be as follows:

                  Stock Account:

                           0:0002740% (corresponding to an annual rate of 0.10% of its average daily net assets)

                  Money Market Account:

                           0.0001370% (corresponding to an annual rate of 0.05* of its average daily net assets)

                  Bond Market Account:

                           0.0001644% (corresponding to an annual rate of 0.06k of its average daily net assets)

                  Social Choice Account:

                           0.0002466% (corresponding to an annual rate of 0.09 of its average daily net assets)

                  Global Equities Account:

                           0.0004658% (corresponding to an annual rate of 0.17 of its average daily net assets).

                  Equity Index Account:

                           0.0002192% (corresponding to an annual rate of 0.08 of its average daily net assets).

                  Growth Account:

                           0.0004932% (corresponding to an annual rate of 0.18 of its average daily net assets).

         For purposes of this Agreement, "Valuation Day," "Calendar Day," and "Valuation Period" shall be defined as specified in CREF's current Registration Statement.

         IN WITNESS WHEREOF, CREF and Management have caused this Agreement to be executed in their names and on their, behalf and under their trust and corporate seals as of this 3rd of March, 1995 by and through their duly authorized-officers effective as provided above.

(seal)                                     COLLEGE RETIREMENT EQUITIES FUND
Attest:

_____________________________________      By: _________________________________
Assistant Secretary                             Title: Chairman


(seal)                                     TIAA-CREF INVESTMENT MANAGEMENT, INC.
Attest:

_____________________________________       By: ________________________________
Assistant Secretary                              Title: President

                     AMENDMENT TO THE INVESTMENT MANAGEMENT
                               SERVICES AGREEMENT

                  Pursuant to Paragraph 11 of the Investment Management Services Agreement (the "Agreement") by and between TIAA-CREF Investment Management, Inc. ("Management") and the College Retirement Equities Fund ("CREF"), dated December 17, 1991, as thereafter amended, and pursuant to resolution of a majority of the Trustees of CREF, including a majority of Trustees who are not certain parties to the Agreement or "interested persons" (as that term is defined in the Investment Company Act of 1940) of any such party to the Agreement, the parties to the Agreement mutually agree that the Agreement shall be amended as set forth below:

                  1. The second "Whereas" clause of the Agreement is amended to read as follows:

                  WHEREAS, CREF is registered as an open-end management investment company under the Investment Company Act of 1940 ("1940 Act"), and currently consists of eight investment portfolios (the "Accounts"): the Stock Account, the Money Market Account, the Bond Market Account, the Social Choice Account, the Global Equities Account, the Equity Index Account, the Growth Account and the Inflation-Linked Bond Account, and may consist of additional investment portfolios in the future; and

                  2. Paragraph 7 of the Agreement is amended to read as follows:

                  7.       REIMBURSEMENT

                  For the services to be rendered and the expenses assumed by Management as provided herein, CREF shall reimburse Management for the cost of such services and the amount of such expenses through daily payments (as described below) based on an annual rate agreed upon from time to time between CREF and Management reflecting estimates of the cost of such services and expenses with the objective of keeping the payments as close as possible to actual expenses. As soon as is practicable after the end of each quarter (usually within 30 days), the amount necessary to correct any differences between the payments and the expenses actually incurred will be determined. This amount will be paid by or credited to Management, as the case may be, in equal daily installments over the remaining days in the quarter.

                  For the services rendered and expenses incurred by Management as provided herein, the amount currently payable from the net assets of each Account each Valuation Day for each Calendar Day of the Valuation Period ending on that Valuation Day will be as follows:

                  Stock Account:

                           .0005479% (corresponding to an annual rate of 0.08% of its average daily net assets)

                  Money Market Account:

                           .0001644% (corresponding to an annual rate of 0.06% of its average daily net assets)

                  Bond Market Account:

                           .0001644% (corresponding to an annual rate of 0.06% of its average daily net assets)

                  Social Choice Account:

                           .0001918% (corresponding to an annual rate of 0.07% of its average daily net assets)

                  Global Equities Account:

                           .0004110% (corresponding to an annual rate of 0.15% of its average daily net assets)

                  Growth Account:

                           .0003562% (corresponding to an annual rate of 0.13% of its average daily net assets)

                  Equity Index Account:

                           .0001918% (corresponding to an annual rate of 0.07% of its average daily net assets)

                  Inflation-Linked Bond Account:

                           .0002192% (corresponding to an annual rate of 0.08% of its average daily net assets)

                  For purposes of this Agreement, "Valuation Day," "Calendar Day," and "Valuation Period" shall be defined as specified in CREF's current Registration Statement.

                  IN WITNESS WHEREOF, CREF and Management have caused this Agreement to be executed in their names and on their behalf and under their trust and corporate seals as of this 15th day of April, 1997 by and through their duly authorized officers.

                                        COLLEGE RETIREMENT EQUITIES FUND

ATTEST:

________________________            By: ______________________________
Stewart P. Greene                       Peter C. Clapman
                                        Title:  Senior Vice President
                                        and Chief Counsel, Investments



                                        TIAA-CREF INVESTMENT MANAGEMENT, INC.

ATTEST:

_______________________             By: ______________________________
Stewart P. Greene                       Lisa Snow
                                        Title:  Assistant Secretary

                     AMENDMENT TO THE INVESTMENT MANAGEMENT
                               SERVICES AGREEMENT

                  Pursuant to Paragraph 11 of the Investment Management Services Agreement (the "Agreement") by and between TIAA-CREF Investment Management, Inc. ("Management") and the College Retirement Equities Fund ("CREF"), dated December 17, 1991, as thereafter amended, and pursuant to resolution of a majority of the Trustees of CREF, including a majority of Trustees who are not certain parties to the Agreement or "interested persons" (as that term is defined in the Investment Company Act of 1940) of any such party to the Agreement, the parties to the Agreement mutually agree that the Agreement shall be amended as set forth below:

                  1. Paragraph 7 of the Agreement is amended to read as follows:

                  7.       REIMBURSEMENT

                  For the services to be rendered and the expenses assumed by Management as provided herein, CREF shall reimburse Management for the cost of such services and the amount of such expenses through daily payments (as described below) based on an annual rate agreed upon from time to time between CREF and Management reflecting estimates of the cost of such services and expenses with the objective of keeping the payments as close as possible to actual expenses. As soon as is practicable after the end of each quarter (usually within 30 days), the amount necessary to correct any differences between the payments and the expenses actually incurred will be determined. This amount will be paid by or credited to Management, as the case may be, in equal daily installments over the remaining days in the quarter.

                  For the services rendered and expenses incurred by Management as provided herein, the amount currently payable from the net assets of each Account each Valuation Day for each Calendar Day of the Valuation Period ending on that Valuation Day will be as follows:

                  Stock Account:

                           .0002466% (corresponding to an annual rate of 0.09% of its average daily net assets)

                  Money Market Account:

                           .0001644% (corresponding to an annual rate of 0.06% of its average daily net assets)

                  Bond Market Account:

                           .0001644% (corresponding to an annual rate of 0.06% of its average daily net assets)

                  Social Choice Account:

                           .0002192% (corresponding to an annual rate of 0.08% of its average daily net assets)

                  Global Equities Account:

                           .0004658% (corresponding to an annual rate of 0.17% of its average daily net assets)

                  Growth Account:

                           .0003836% (corresponding to an annual rate of 0.14% of its average daily net assets)

                  Equity Index Account:

                           .0001918% (corresponding to an annual rate of 0.07% of its average daily net assets)

                  Inflation-Linked Bond Account:

                           .0002466% (corresponding to an annual rate of 0.09% of its average daily net assets)

                  For purposes of this Agreement, "Valuation Day," "Calendar Day," and "Valuation Period" shall be defined as specified in CREF's current Registration Statement.

                  IN WITNESS WHEREOF, CREF and Management have caused this Agreement to be executed in their names and on their behalf and under their trust and corporate seals as of this 13th day of November, 1996 by and through their duly authorized officers.

                                        COLLEGE RETIREMENT EQUITIES FUND

ATTEST:
/s/Stewart P. Greene                    /s/Peter C. Clapman
________________________            By: ______________________________
Stewart P. Greene                       Peter C. Clapman
                                        Title:  Senior Vice President
                                        and Chief Counsel, Investments



                                        TIAA-CREF INVESTMENT MANAGEMENT, INC.

ATTEST:
/s/Stewart P. Greene                    /s/Lisa Snow
_______________________             By: ______________________________
Stewart P. Greene                       Lisa Snow
                                        Title:  Assistant Secretary

                     AMENDMENT TO THE INVESTMENT MANAGEMENT
                               SERVICES AGREEMENT

                  Pursuant to Paragraph 11 of the Investment Management Services Agreement (the "Agreement") by and between TIAA-CREF Investment Management, Inc. ("Management") and the College Retirement Equities Fund ("CREF"), dated December 17, 1991, as thereafter amended, and pursuant to resolution of the majority of the Trustees of CREF, including a majority of Trustees who are not certain parties to the Agreement or "interested persons" (as that term is defined in the Investment Company Act of 1940) of any such party to the Agreement, the parties to the Agreement mutually agree that the Agreement shall be amended as set forth below, effective concurrent with the effectiveness of the post-effective amendment which is the 1993 annual update to the Registration Statement for CREF's variable annuity certificates, except as otherwise noted below:

                  1. Paragraph 7 of the Agreement is amended to read as follows:

                  7.       REIMBURSEMENT

                  For the services to be rendered and the expenses assumed by Management as provided herein, CREF shall reimburse Management for the cost of such services and the amount of such expenses through daily payments (as described below) based on an annual rate agreed upon from time to time between CREF and Management reflecting estimates of the cost of such services and expenses with the objective of keeping the payments as close as possible to actual expenses. As soon as is practicable after the end of each quarter (usually within 30 days), the amount necessary to correct any differences between the payments and the expenses actually incurred will be determined. This amount will be paid by or credited to Management, as the case may be, in equal daily installments over the remaining days in the quarter.

                  For the services rendered and expenses incurred by Management as provided herein, the amount currently payable from the net assets of each Account each Valuation Day for each Calendar Day of the Valuation Period ending on that Valuation Day will be as follows:

                  Stock Account:

                           .0003288% (corresponding to an annual rate of 0.12% of its average daily net assets)

                  Money Market Account:

                           .0001644% (corresponding to an annual rate of 0.06% of its average daily net assets)

                  Bond Market Account:

                           .0001644% (corresponding to an annual rate of 0.06% of its average daily net assets)

                  Social Choice Account:

                           .0002192% (corresponding to an annual rate of 0.08% of its average daily net assets)

                  Global Equities Account:

                           .0004658% (corresponding to an annual rate of 0.17% of its average daily net assets)

                  Growth Account:

                           .0003836% (corresponding to an annual rate of 0.14% of its average daily net assets)

                  Equity Index Account:

                           .0001918% (corresponding to an annual rate of 0.07% of its average daily net assets)

                  Inflation-Linked Bond Account:

                           .0002466% (corresponding to an annual rate of 0.09% of its average daily net assets)

                  For purposes of this Agreement, "Valuation Day," "Calendar Day," and "Valuation Period" shall be defined as specified in CREF's current Registration Statement.

                  IN WITNESS WHEREOF, CREF and Management have caused this Agreement to be executed in their names and on their behalf and under their trust and corporate seals as of this 13th day of November, 1996 by and through their duly authorized officers.

                                        COLLEGE RETIREMENT EQUITIES FUND

ATTEST:
/s/Stewart P. Greene                    /s/Peter C. Clapman
________________________            By: ______________________________
Stewart P. Greene                       Peter C. Clapman
                                        Title:  Senior Vice President
                                        and Chief Counsel, Investments



                                        TIAA-CREF INVESTMENT MANAGEMENT, INC.

ATTEST:
/s/Stewart P. Greene                    /s/Lisa Snow
_______________________             By: ______________________________
Stewart P. Greene                       Lisa Snow
                                        Title:  Assistant Secretary

                     AMENDMENT TO THE INVESTMENT MANAGEMENT
                               SERVICES AGREEMENT

                  Pursuant to Paragraph 11 of the Investment Management Services Agreement (the "Agreement") by and between TIAA-CREF Investment Management, Inc. ("Management") and the College Retirement Equities Fund ("CREF"), dated December 17, 1991, as thereafter amended, and pursuant to resolution of a majority of the Trustees of CREF, including a majority of Trustees who are not certain parties to the Agreement or "interested persons" (as that term is defined in the Investment Company Act of 1940) of any such party to the Agreement, the parties to the Agreement mutually agree that the Agreement shall be amended as set forth below, effective, except as otherwise noted below, concurrent with the effectiveness of the post-effective amendment which is the 1996 annual update to the Registration Statement of CREF's variable annuity certificates.

                  1. Paragraph 7 of the Agreement is amended to read as follows:

                  7.       REIMBURSEMENT

                  For the services to be rendered and the expenses assumed by Management as provided herein, CREF shall reimburse Management for the cost of such services and the amount of such expenses through daily payments (as described below) based on an annual rate agreed upon from time to time between CREF and Management reflecting estimates of the cost of such services and expenses with the objective of keeping the payments as close as possible to actual expenses. As soon as is practicable after the end of each quarter (usually within 30 days), the amount necessary to correct any differences between the payments and the expenses actually incurred will be determined. This amount will be paid by or credited to Management, as the case may be, in equal daily installments over the remaining days in the quarter.

                  For the services rendered and expenses incurred by Management as provided herein, the amount currently payable from the net assets of each Account each Valuation Day for each Calendar Day of the Valuation Period ending on that Valuation Day will be as follows:

                  Stock Account:

                           .0002466% (corresponding to an annual rate of 0.09% of its average daily net assets)

                  Money Market Account:

                           .0001644% (corresponding to an annual rate of 0.06% of its average daily net assets)

                  Bond Market Account:

                           .0001644% (corresponding to an annual rate of 0.06% of its average daily net assets)

                  Social Choice Account:

                           .0002192% (corresponding to an annual rate of 0.08% of its average daily net assets)

                  Global Equities Account:

                           .0004658% (corresponding to an annual rate of 0.17% of its average daily net assets)

                  Growth Account:

                           .0003836 (corresponding to an annual rate of 0.14% of its average daily net assets)

                  Equity Index Account:

                           .0001918% (corresponding to an annual rate of 0.07% of its average daily net assets)

                  For purposes of this Agreement, "Valuation Day," "Calendar Day," and "Valuation Period" shall be defined as specified in CREF's current Registration Statement.

                  IN WITNESS WHEREOF, CREF and Management have caused this Agreement to be executed in their names and on their behalf and under their trust and corporate seals as of this 16 day of April, 1996 by and through their duly authorized officers.

                          COLLEGE RETIREMENT EQUITIES FUND

ATTEST:

_____________________     By: _____________________________
                               Title:  Senior Vice President
                               and Chief Counsel,
                               Investments

                          TIAA-CREF INVESTMENT MANAGEMENT, INC.

ATTEST:

____________________      By: _____________________________
                               Title:  Assistant Secretary